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                                                                   EXHIBIT 10.14




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                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 26, 1999

                                  by and among

                             ANKER COAL GROUP, INC.

                      THE GUARANTORS LISTED ON SCHEDULE A

                                      and

         THE PURCHASERS AND EXCHANGING NOTEHOLDERS LISTED ON SCHEDULE B

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

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
SECTION 1.     Definitions...................................................................2

SECTION 2.     Securities Subject to this Agreement..........................................5

SECTION 3.     Registered Exchange Offer.....................................................5

SECTION 4.     Shelf Registration............................................................7

SECTION 5.     Liquidated Damages............................................................9

SECTION 6.     Registration Procedures......................................................10

SECTION 7.     Registration Expenses........................................................18

SECTION 8.     Indemnification..............................................................18

SECTION 9.     Rule 144A....................................................................21

SECTION 10.    Participation in Underwritten Registrations..................................21

SECTION 11.    Selection of Underwriters....................................................21

SECTION 12.    Miscellaneous................................................................21


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        This Registration Rights Agreement (this "Agreement") is made and entered into as of October 26, 1999 by and among Anker Coal Group, Inc., a Delaware corporation (the "Company"), each of the entities listed on Schedule A (each a "Guarantor" and collectively, the "Guarantors") and the persons or entities listed on Schedule B, each of which has agreed to (i) purchase for cash, the Company's 14.25% Series A Second Priority Senior Secured Notes due 2007 (PIK through April 1, 2000) (the "New Money Notes") and Warrants, or (ii) receive in exchange for the Company's 9 3/4% Series B Senior Notes due 2007, the Company's 14.25% Series A Second Priority Senior Secured Notes due 2007 (PIK through April 1, 2000) (the "Exchange Notes") and Warrants; or (iii) receive in exchange for cancellation of shares of Company Common Stock owned by and certain contractual rights of JJF Group Limited Liability Company, the Company's 14.25% Series A Second Priority Senior Secured Notes due 2007 (PIK through April 1,
2000) (the "JJF Secured Notes"). The Company also has the option to require certain Purchasers to purchase additional 14.25% Series B Second Priority Senior Secured Notes due 2007 (the "Optional Secured Notes") in the form of Registered Notes (as defined herein) under certain circumstances on October 1, 2000. The New Money Notes, the Exchange Notes, the JJF Secured Notes and the Optional Secured Notes, together with Secondary Notes issued with respect thereto, are hereinafter together referred to as the "Privately Placed Notes".

        This Agreement is made pursuant to the Exchange and Purchase Agreement, dated October 26, 1999 (the "Purchase Agreement"), by and among the Company, the Guarantors, the Purchasers and the Exchanging Noteholders (each, a "Purchaser" and collectively, the "Purchasers") named therein. Capitalized terms used herein and not otherwise defined herein, have the meanings set forth in the Purchase Agreement. To induce each Purchaser to purchase or accept the Privately Placed Notes, the Company has agreed to provide the registration rights set forth in this Agreement.

        The Exchange Notes are proposed to be issued in a Private Exchange made pursuant to the Purchase Agreement and the Company's Private Exchange and Private Placement Memorandum and Consent Solicitation (the "Private Offering Memorandum") dated October 26, 1999. The New Money Notes and the JJF Secured Notes are proposed to be issued in a private sale pursuant to the Purchase Agreement and the Private Offering Memorandum. The Optional Secured Notes, if any, are proposed to be issued in a private sale pursuant to the Purchase Agreement and the Private Offering Memorandum on October 1, 2000. The 14.25% Series B Second Priority Senior Secured Notes due 2007 (other than the Optional Secured Notes) are proposed to be issued in a Registered Exchange Offer made as contemplated herein and pursuant to a separate Public Exchange Offer to holders of Old Notes. The Secondary Notes are proposed to be issued in payment of accrued interest through April 1, 2000 on outstanding Privately Placed Notes and Registered Notes. The execution and delivery of this Agreement is a condition to the obligations of the Purchasers and the Exchanging Noteholders set forth in
Section 6 of the Purchase Agreement.

        The parties hereby agree as follows:


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        SECTION 1.     Definitions.

        As used in this Agreement, the following capitalized terms shall have the following meanings:

        Act:  The Securities Act of 1933, as amended.

        Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

        Broker-Dealer Transfer Restricted Securities: Registered Notes that are acquired by a Broker-Dealer in the Registered Exchange Offer in exchange for Privately Placed Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Privately Placed Notes acquired directly from the Company or any of its affiliates).

        Closing Date:  The date of this Agreement.

        Commission:  The United States Securities and Exchange Commission.

        Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Registered Notes to be issued in the Registered Exchange Offer,
(ii) the maintenance of such Registration Statement continuously effective and the keeping of the Registered Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Note Indenture of Registered Notes in the same aggregate principal amount as the aggregate principal amount of Privately Placed Notes that were tendered by Holders thereof pursuant to the Registered Exchange Offer.

        Damages Payment Date: With respect to the Privately Placed Notes, each Interest Payment Date.

        Effectiveness Target Date:  As defined in Section 5.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Exchange Offer Registration Statement: The Registration Statement on Form S-4 (or, if applicable, another appropriate form) relating to the Registered Exchange Offer and all amendments and supplements to such Registration Statement, in each case, including the related prospectus and all exhibits thereto and all material incorporated by reference therein.

        Exchanging Noteholders: Those entities listed in Schedule III to the Purchase Agreement.

        Exempt Resales: The transactions in which any Purchaser may propose to sell Privately Placed Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain non-U.S. persons outside the United States in reliance upon Regulation S under the Act.


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        Holders:  As defined in Section 2(b) hereof.

        Indemnified Holder:  As defined in Section 8(a) hereof.

        Interest Payment Date: As defined in each Note Indenture and the Secured Notes.

        Letter of Transmittal: Letter of Transmittal in the form sent by the Company to all Exchanging Noteholders for use by such Exchanging Noteholders in connection with the Private Exchange.

        Majority Holders: The Holders (including Restricted Broker-Dealers) of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or the Guarantors or any of their affiliates (as such term is defined under Rule 405 of the Act) (other than Recovery Fund or subsequent holders of Transfer Restricted Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Transfer Restricted Securities) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

        NASD:  National Association of Securities Dealers, Inc.

        Note Indenture: The Note Indenture, dated as of October 1, 1999, among the Company, The Bank of New York, as trustee (the "Trustee"), and the Guarantors, pursuant to which the Secured Notes are to be issued, as such Note Indenture is amended or supplemented from time to time in accordance with the terms thereof.

        Old Notes: The Company's 9 3/4% Series B Senior Notes due 2007 issued pursuant to an Indenture dated as of September 25, 1997 among the Company, as issuer, the Guarantors signatory thereto and Marine Midland Bank (now known as HSBC Bank USA), as trustee, as amended by a Supplemental Indenture dated as of October 26, 1999.

        Person: An individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        Private Exchange: The issuance and sale upon the terms and subject to the conditions set forth in the Private Offering Memorandum and in the accompanying Letter of Transmittal to exchange for each $1,000 principal amount of Old Notes held by each Exchanging Noteholder, $800 principal amount of Series A Secured Notes and Warrants of the Company.

        Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

        Public Exchange Offer: The offer to be made by the Company pursuant to
Section 3(a)(9) of the Securities Act or a Registration Statement to exchange Public Notes with a principal amount of $743 for each $1000 principal amount of any Old Notes which were not exchanged in the Private Exchange.


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        Public Notes:  The Company's 14.25% Series B Second Priority Senior
Secured Notes due 2007 to be issued pursuant to the Note Indenture in the Public Exchange Offer.

        Purchasers:  As defined in the preamble hereto.

        Record Holder: With respect to any Damages Payment Date relating to Privately Placed Notes, each Person who is a Holder of Privately Placed Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

        Registered Exchange Offer: The registration by the Company under the Act of the Registered Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Registered Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in the Registered Exchange Offer by such Holders.

        Registration Default:  As defined in Section 5 hereof.

        Registered Notes: The Company's 14.25% Series B Second Priority Senior Secured Notes due 2007 to be issued pursuant to the Note Indenture in the Registered Exchange Offer.

        Registration Statement: Any registration statement of the Company relating to (a) an offering of Registered Notes pursuant to a Registered Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

        Restricted Broker-Dealers: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

        Secured Notes: The Privately Placed Notes, the Registered Notes and the Public Notes.

        Secondary Notes: The Company's 14.25% Second Priority Senior Secured Notes due 2007 to be issued in payment of accrued interest through April 1, 2000 on outstanding Privately Placed Notes and Registered Notes and being of the same series as the Outstanding Notes with respect to which they are issued.

        Shelf Filing Deadline:  As defined in Section 4 hereof.

        Shelf Registration Statement:  As defined in Section 4 hereof.

        TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Note Indenture.

        Transfer Restricted Securities: Each Privately Placed Note, until the earliest to occur of (a) the date on which such Privately Placed Note is exchanged by a person other than a Broker-Dealer for a Registered Note in the Registered Exchange Offer, (b) following the exchange by a

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Broker-Dealer in the Registered Exchange Offer of a Privately Placed Note for a
Registered Note, the date on which such Privately Placed Note is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Privately Placed Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (d) the date on which such Privately Placed Note is distributed to the public pursuant to Rule 144 under the Act.

        Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

        Warrant Agent: The Bank of New York, until a successor replaces it in accordance with the applicable provisions of the Warrant Agreement and thereafter means the successor serving thereunder.

        Warrant Agreement: The Warrant Agreement dated as of October 26, 1999 between the Company and the Warrant Agent, as amended, waived or otherwise modified from time to time in accordance with the provisions thereof.

        Warrants: Warrants to purchase shares of the Company's Common Stock issued pursuant to the Private Offering Memorandum in accordance with the Warrant Agreement.

        SECTION 2.     Securities Subject to this Agreement.

        (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

        (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

        SECTION 3.     Registered Exchange Offer.

        (a) Unless the Registered Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 20 days after the Closing Date, an Exchange Offer Registration Statement under the Act relating to the Registered Notes and the Registered Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than (A) 45 days after the Closing Date if the Registration Statement is not selected for review by the Commission, or (B) 90 days after the Closing Date if the Registration Statement is selected for review by the Commission, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Registered Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the

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Registered Exchange Offer, and (iv) upon the effectiveness of such Registration
Statement, commence the Registered Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration of the Registered Notes to be offered in exchange for the Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities held by Restricted Broker-Dealers as contemplated by Section 3(c) below.

        (b) The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Registered Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Registered Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Registered Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Registered Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its reasonable best efforts to cause the Registered Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

        (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Privately Placed Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Privately Placed Notes pursuant to the Registered Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any sales of the Broker-Dealer Transfer Restricted Securities received by such Broker-Dealer in the Registered Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Secured Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

        The Company and the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities acquired by Restricted Broker-Dealers, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period equal to the lesser of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective or (ii) the period ending on the date when all Restricted Broker-Dealers have sold all Broker-Dealer Transfer Restricted Securities held by them.


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        The Company shall provide sufficient copies of the latest version of such Prospectus to Restricted Broker-Dealers promptly upon request at any time during such period in order to facilitate such sales.

        The Company shall not be obligated to complete more than one Registered Exchange Offer that conforms to the requirements of this Agreement.

        SECTION 4.     Shelf Registration.

        (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 days of the Consummation of the Registered Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Registered Exchange Offer, or (B) that such Holder may not resell the Registered Notes acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Privately Placed Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantors shall:

        (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement"), on or prior to the earlier to occur of (1) the 45th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement and (2) the 45th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

        (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before (i) if the Shelf Registration Statement is not selected for review by the Commission, the 45th day after the obligation to file the Shelf Registration Statement arises, or (ii) if the Shelf Registration Statement is selected for review by the Commission, the 90th day after the obligation to file the Shelf Registration Statement arises.

The Company and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Secured Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this
Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of two years following the Closing Date (as extended pursuant to Section 6(c)(i)) or such shorter period (i) as may be set forth in any amendment to Rule 144(k) of the Act, or any amendment thereto, when such amendment becomes effective, or (ii) that will terminate when all the Transfer Restricted Securities covered by the Registration Statement have been sold pursuant to such Registration Statement; provided, that the Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Registration Statement effective during the requisite period if they voluntarily take any action that would result in holders of the Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law, and provided, further, that the foregoing shall not apply if the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of such Registration Statement would (i) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (ii) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates (as defined in the rules and regulations adopted under the Exchange Act); provided, however, that the failure to keep the Registration Statement effective and usable for offers and sales of Transfer Restricted Securities for such reasons shall last no longer than 30 days in any 12-month period (whereafter liquidated damages (pursuant to Section 5 hereof) shall accrue and be payable), so long as the Company promptly thereafter complies with the requirements of Section 6(c)(xvi) hereof, if applicable. Any such period during which the Company and the Guarantors fail to keep the Registration Statement effective and usable for offers and sales of Transfer Restricted Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and shall end on the earlier to occur of
(i) date when each seller of Transfer Restricted Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or is advised in writing by the Company that use of the Prospectus may be resumed and (ii) the expiration of the 30 days in any 12-month period during which one or more Suspension Periods has been in effect.

        (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information specified in item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have used its reasonable best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

        (c) In the event the Company determines to sell to any Purchaser any Optional Secured Notes pursuant to Section 2(b) of the Purchase Agreement, the Company shall cause to be filed and become effective on the Optional Secured Notes Closing Date (as defined in the Purchase Agreement) a Shelf Registration Statement pursuant to Rule 415 under the Act which Shelf Registration Statement shall provide for resales of all Optional Secured Notes; provided, however, that if, in the written opinion of nationally recognized independent counsel to the Company experienced in such matters, Commission policy does not allow filing of such Shelf Registration Statement before the Optional Secured Notes Closing Date in the form of a shelf registration pursuant to Rule 415(a)(1)(i), then the Company will cause such Shelf Registration Statement to be filed no later than one business day following the Closing Date and shall become effective (A) if such Shelf Registration Statement is not selected for review by the Commission, within 45 days after the Optional Secured Notes Closing Date, or (B) if such Shelf Registration Statement is selected for review by the Commission, within 90 days after the Optional Secured Notes Closing Date. In such event, the Liquidated Damages provisions of Section 5 shall apply to the Optional Secured Notes. The provisions of this Agreement relating to Shelf Registration shall apply mutatis mutandis to such Shelf Registration Statement.

        SECTION 5.     Liquidated Damages.

        If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Registered Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities (other than Optional Secured Notes) with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.03 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. Until all Registration Defaults have been cured, the amount of the liquidated damages shall increase by an additional $.09 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to the second 90-day period immediately following the occurrence of such Registration Default, and by an additional $.03 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to the third 90-day period immediately following the occurrence of such Registration Default. Thereafter, the amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Note Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

        All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full. The provisions of this Section 5 shall apply mutatis mutandis to the Optional Secured Notes.

        SECTION 6.     Registration Procedures.

        (a) Exchange Offer Registration Statement. In connection with the Registered Exchange Offer, the Company and the Guarantors shall comply with all of the applicable provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities, and shall comply with all of the following provisions:

               (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Registered Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate a Registered Exchange Offer for such Privately Placed Notes. The Company and each of the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and each of the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company or holders of Secured Notes setting forth the legal bases, if any, upon which such counsel has concluded that such a Registered Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

               (ii) As a condition to its participation in the Registered Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate (as defined in Rule 405 under the Act) of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Registered Notes to be issued in the Registered Exchange Offer, (C) it is acquiring the Registered Notes in its ordinary course of business, (D) if such Holder is a Broker-Dealer, that it will receive Registered Notes for its own account in exchange for Privately Placed Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Registered Notes and (E) to the knowledge of such Holder, it is not acting on behalf of any person who could not make the representations in clauses
        (A) - (D). In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations of the Registered Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the securities to be acquired in the Registered Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Privately Placed Notes acquired by such Holder directly from the Company.

                (iii) Prior to effectiveness of the Exchange Offer Registration Statement, if requested by the Commission, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Registered Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13,
        1988), Morgan Stanley and Co. Incorporated (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any of the Guarantors has entered into any arrangement or understanding with any Person to distribute the Registered Notes to be received in the Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Registered Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Registered Notes received in the Registered Exchange Offer.

        (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

        (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit sales of Broker-Dealer Transfer Restricted Securities), the Company shall:

               (i) use its reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment or supplement to such Registration Statement or Prospectus, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                (iii) in the case of (x) a Shelf Registration Statement, pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, advise the underwriter(s), if any, and selling Holders or Restricted Broker-Dealers, as the case may be, promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                (iv) in the case of (x) a Shelf Registration Statement, pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, furnish to each of the selling Holders or Restricted Broker-Dealers, as the case may be, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which any selling Holder or Restricted Broker-Dealer, as the case may be, or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such objection is based upon the fact that such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                (v) in the case of (x) a Shelf Registration Statement, pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document at their request to the selling Holders or Restricted Broker-Dealers, as the case may be, and to the underwriter(s), if any, make the Company's representatives (and representatives of the Guarantors) available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as the Majority Holders or underwriter(s), if any, reasonably may request;

                (vi) make available at reasonable times for inspection by representatives appointed by the Majority Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such Majority Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally through a third party without an accompanying obligation of confidentiality;

                (vii) in the case of (x) a Shelf Registration Statement, pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, if requested by a representative of the selling Majority Holders or a Restricted Broker-Dealer, as the case may be, or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Majority Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                (viii) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Majority Holders or the underwriter(s), if any, unless the Transfer Restricted Securities are already so rated;

                (ix) furnish (x) each Restricted Broker-Dealer selling pursuant to an Exchange Offer Registration Statement and each other selling Holder thereunder that so requests, and (y) each Holder selling pursuant to a Shelf Registration Statement, and each of the underwriter(s), if any, without charge, at least one conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including, if requested, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                (x) deliver to (x) each Restricted Broker-Dealer selling pursuant to an Exchange Offer Registration Statement and each other selling Holder thereunder that is required to deliver a prospectus following the Registered Exchange Offer, and (y) each Holder selling pursuant to a Shelf Registration Statement, and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the Restricted Broker-Dealers or selling Holders, as the case may be, and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                (xi) in the case of (x) a Shelf Registration Statement pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Restricted Securities by Restricted Broker-Dealers, enter into, and cause the Guarantors to enter into, such agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to such Registration Statement, all to such extent as may be requested by any Purchaser or by the selling Majority Holders or any Restricted Broker-Dealer, as the case may be, or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and the Company and the Guarantors shall:

                        (A) obtain for each Purchaser, each selling Holder or any Restricted Broker-Dealer, as the case may be, and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Registered Exchange Offer:

                              (1)  a certificate, dated the date of
                        Consummation of the Registered Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by the President, any Vice President or a principal financial or accounting officer of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (c) and (d) of
                        Section 6 of the Purchase Agreement and such other matters as such parties may reasonably request;

                              (2) an opinion or opinions, dated the date of Consummation of the Registered Exchange Offer on the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraphs (f), (g) and (h) of Section 6 of the Purchase Agreement and such other matters as such parties may reasonably request; and

                              (3) customary comfort letters, dated as of the date of Consummation of the Registered Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, and addressed to the underwriters, if any, such letters in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings;

                        (B) set forth in the underwriting agreement, if any, indemnification provisions and procedures no less favorable from those set forth in Section 8 hereof with respect to all parties to be indemnified pursuant to said Section (or other provisions and procedures acceptable to the Majority Holders or the underwriters, if any); and

                        (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause
                (xi), if any.

        If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                (xiii) in the case of (x) a Shelf Registration Statement, pursuant to Section 4 hereof or (y) an Exchange Offer Registration Statement pursuant to Section 3 hereof to permit sales of Broker-Dealer Restricted Securities by Restricted Broker-Dealers, cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                (xiv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities;

                (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Note Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                (xvii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                (xviii) cause the Note Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Secured Notes to effect such changes to the Note Indenture as may be required for the Note Indenture to be so qualified in accordance with the terms of the TIA; and execute, and cause the Guarantors to execute, and use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Note Indenture to be so qualified in a timely manner; and

                (xix) use their reasonable best efforts to cause all Transfer Restricted Securities which are Privately Placed Notes, as the case may be, covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of the Privately Placed Notes, as the case may be, or the managing underwriter(s), if any.

        Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

        SECTION 7.     Registration Expenses.

        (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Registered Notes to be issued in the Registered Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) in the case of a Shelf Registration Statement, all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with any listing of Secured Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance) and (vii) the reasonable fees of the Trustee and the exchange agent under the Registered Exchange Offer and the reasonable fees and expenses of their counsel.

        The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

        (b) In connection with any Shelf Registration Statement, the Company will reimburse the Purchasers and the Holders of Transfer Restricted Securities for the reasonable fees and disbursements of not more than one counsel, who shall be Coudert Brothers or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

        SECTION 8.     Indemnification.

        (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein; provided, that with respect to any such untrue statement in or omission from the preliminary prospectus, the indemnity agreement contained in this Section 8 shall not inure to the benefit of any such Holder to the extent that the sale to the person asserting any such loss, claim, damage, liability or action was an initial resale by such Holder and any such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that (A) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person, (B) the untrue statement in or omission from the preliminary prospectus was corrected in the Prospectus and such statement or omission formed the basis for the claim giving rise to such loss, and (C) sufficient quantities of the Prospectus were delivered to the Holder on a timely basis.

        In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their obligations pursuant to this Agreement, unless such failure materially prejudices the Company or the Guarantors. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

        (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be in excess of (i) the amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

        (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

        The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of (i) the amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such contribution obligation and
(ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Series A Secured Notes held by each of the Holders hereunder and not joint.

        SECTION 9.     Rule 144A.

        The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

        SECTION 10.    Participation in Underwritten Registrations.

        No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

        SECTION 11.    Selection of Underwriters.

        The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

        SECTION 12.    Miscellaneous.

        (a) Remedies. The Company and the Guarantors agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b) No Inconsistent Agreements. The Company will not, and will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except for the Registration Rights Agreement dated August 12, 1996 among the Company and certain Stockholders of the Company and the Common Stock Registration Rights Agreement being entered into between the Company and certain Purchasers and the Exchanging Noteholders on the date hereof, neither the Company nor any of the Guarantors has previously entered into any agreement granting any registration rights with respect to any of its or their securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

        (c) Adjustments Affecting the Secured Notes. The Company will not take any action with respect to the Secured Notes that would materially and adversely affect the ability of the Holders to Consummate any Registered Exchange Offer.

        (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 8 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Registered Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Registered Exchange Offer may be given by the Majority Holders.

        (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

              (i) if to a Holder, at the address set forth on the records of the Registrar under the Note Indenture, with a copy to the Registrar under the Note Indenture and a copy to:

                     Coudert Brothers
                     1114 Avenue of the Americas
                     New York, NY 10036
                     Telecopier No.: (212) 626-4120
                     Attention: Theodore N. Farris

              (ii)   if to the Company:

                     Anker Coal Group, Inc.
                     2708 Cranberry Square
                     Morgantown, West Virginia 26508
                     Telecopier No.:  (304) 594-1685
                     Attention:  P. Bruce Sparks

                     With a copy to:

                     Klett Lieber Rooney & Schorling, a Professional Corporation One Oxford Centre, 40th Floor
                     Pittsburgh, PA 15219-6498
                     Telecopier No.: (412) 392-2128

                     Attention: Craig S. Heryford

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

        Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Note Indenture.

        (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

        (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     ANKER COAL GROUP, INC.


                                     By: /s/ Bruce Sparks
                                         --------------------------------
                                     Name:  Bruce Sparks
                                     Title:  President


                                     EACH OTHER ENTITY LISTED ON
                                     SCHEDULE A HERETO


                                     By: /s/ B. Judd Hartman
                                         --------------------------------
                                     Name: B. Judd Hartman
                                     Title:  Secretary


                                     ROTHSCHILD RECOVERY FUND L.P.
                                     By Rothschild Recovery Associates, L.L.C.,
                                        General Partner


                                     By: /s/ Wilbur Ross, Jr.
                                         --------------------------------
                                     Name:     Wilbur Ross, Jr.
                                     Title:    Managing Member


                                     JJF GROUP LIMITED LIABILITY COMPANY


                                     By: /s/ James Boyd
                                         --------------------------------
                                     Name:  James Boyd
                                     Title: Manager (General Manager)


                                     AIG SPECIAL SITUATIONS HOLDING FUND
                                     LTD.


                                     By: /s/ Andrew W. Gitlin
                                         --------------------------------
                                     Name:  Andrew W. Gitlin
                                     Title: Director


                                            Intrepid Management Company LLC
                                            as Investment Manager


                                            By:  /s/ Victor Consoli
                                                 ------------------------
                                                 Name:    Victor Consoli
                                                 Title:   Portfolio Manager

                                Pilgrim High Yield Fund


                                By: /s/ Kevin Mathews
                                    --------------------------------
                                Name: Kevin Mathews
                                Title:  Senior Vice President/Portfolio Manager


                                PILGRIM INVESTMENTS INC.


                                By: /s/ Kevin Mathews
                                    --------------------------------
                                Name: Kevin Mathews
                                Title:  Senior Vice President/Portfolio Manager


                                PROSPECT STREET HIGH INCOME
                                PORTFOLIO


                                By: /s/ John Frabotta
                                    --------------------------------
                                Name:  John Frabotta
                                Title: Portfolio Manager


                                Putnam Investment Management Inc., Putnam
                                Fiduciary Trust Company and The Putnam Advisory Company, Inc. on behalf of their clients listed on Attachments A


                                By: /s/ John R. Verani
                                    --------------------------------
                                Name:  John R. Verani
                                Title:  Senior Vice President

                                PRUDENTIAL HIGH YIELD TOTAL RETURN
                                FUND
                                PRUDENTIAL HIGH YIELD FUND, INC.
                                PRUDENTIAL DISTRESSED SECURITIES
                                FUND, INC.


                                By: The Prudential Investment Corporation, as Investment Advisor


                                By: /s/  Peter Allegrini
                                    --------------------------------
                                Name:  Peter Allegrini
                                Title:  Vice President

                               THE PRUDENTIAL SERIES FUND, INC. HIGH
                               YIELD BOND PORTFOLIO


                               By: The Prudential Insurance Company of America,
                                   as Investment Advisor


                               By: /s/  Peter Allegrini
                                   --------------------------------
                               Name:  Peter Allegrini
                               Title:  Second Vice President


                               DREYFUS HIGH YIELD STRATEGIES FUND
                               By:The Dreyfus Corporation, as Investment Manager


                               By: /s/ Stephanie Pierce
                                   --------------------------------
                               Name:  Stephanie Pierce
                               Title: Vice President

                                  ATTACHMENT A


PUTNAM INVESTMENT MANAGEMENT, INC. ON BEHALF OF:
               The George Putnam Fund of Boston
               Putnam Income Fund
               Putnam Equity Income Fund
               Putnam Balanced Retirement Fund
               Putnam High Yield Advantage Fund
               Putnam High Income Convertible and Bond Fund
               Putnam Variable Trust-Putnam VT High Yield Fund
               Putnam Variable Trust-Putnam VT Global Asset Allocation Fund Putnam Master Income Trust
               Putnam Premier Income Trust
               Putnam Master Intermediate Income Trust
               Putnam Diversified Income Trust
               Putnam Convertible Opportunities and Income Trust
               Putnam Asset  Allocation Funds-Growth Portfolio
               Putnam Asset Allocation Funds-Balanced Portfolio
               Putnam Asset Allocation Funds-Conservative Portfolio
               Putnam Funds Trust-Putnam High Yield Trust II
               Travelers Series Fund Inc.- Putnam Diversified Income Portfolio Lincoln National Global Asset Allocation Fund, Inc.
               Putnam Variable Trust-Putnam VT Diversified Income Fund


PUTNAM FIDUCIARY TRUST COMPANY ON BEHALF OF:
               Putnam High Yield Managed Trust
               Putnam High Yield Fixed Income Fund, LLC


THE PUTNAM ADVISORY COMPANY, INC. ON BEHALF OF:
               Abbott Laboratories Annuity Retirement Plan
               Strategic Global Fund-High Yield Fixed Income (Putnam) Fund Southern Farm Bureau Annuity Insurance Company

                                   SCHEDULE A


Company                                                  State of Incorporation

Anker Group, Inc.                                             Delaware
Anker Energy Corporation                                      Delaware
Bronco Mining Company, Inc.                                   West Virginia
Anker Power Services, Inc.                                    West Virginia
Anker West Virginia Mining Company, Inc.                      West Virginia
Juliana Mining Company, Inc.                                  West Virginia
King Knob Coal Co., Inc.                                      West Virginia
Vantrans, Inc.                                                Delaware
Melrose Coal Company, Inc.                                    West Virginia
Marine Coal Sales Company                                     Delaware
Hawthorne Coal Company, Inc.                                  West Virginia
Upshur Property, Inc.                                         Delaware
Heather Glen Resources, Inc.                                  West Virginia
New Allegheny Land Holding Company, Inc.                      West Virginia
Patriot Mining Company, Inc.                                  West Virginia
Vindex Energy Corporation                                     West Virginia
Anker Virginia Mining Company, Inc.                           Virginia
Simba Group, Inc.                                             Delaware

                                   SCHEDULE B

                     [Names and Addresses of Each Purchaser;
   Number of Warrants and Privately Placed Notes Being Purchased or Received]




==================================================================================================================
                                                                                     PRINCIPAl Amount of
                                                                                     PRIVATELy Placed Notes
                                                        NUMBER OF WARRANTS           BEING PUrchased or
PURCHASER                                               RECEIVED                     RECEIVED
==================================================================================================================
Rothschild Recovery Fund L.P.
c/o Rothschild, Inc.
1251 Avenue of the Americas
New York, NY  10020                                          1,782                   $45,947,000
------------------------------------------------------------------------------------------------------------------
AIG Special Situations Holding Fund Ltd.
c/o Intrepid Management Company LLC
1281 East Main Street
Stamford, CT  06902                                           19                     $800,000
------------------------------------------------------------------------------------------------------------------
Pilgrim High Yield Fund                                       94                     $4,000,000
ML CLO XV Pilgrim America                                     19                     $800,000
ML CBO XX Pilgrim America                                     37                     $1,600,000
40 North Central Avenue, Suite 1200
Phoenix, AZ  85004
------------------------------------------------------------------------------------------------------------------
Prospect Street High Income Portfolio, Inc.
60 State Street, Suite 3750
Boston, MA  02109                                             131                    $5,600,000
------------------------------------------------------------------------------------------------------------------
The George Putnam Fund of Boston                               3                     $120,000
Putnam Income Fund                                             4                     $160,000
Putnam Equity Income Fund                                      1                     $8,000
Putnam Balanced Retirement Fund                                1                     $24,000
Putnam High Yield Advantage Fund                              256                    $10,944,000
Putnam High Income Convertible and Bond Fund                   1                     $64,000
Putnam Variable Trust - Putnam                                57                     $2,416,000
            VT High Yield Fund
Putnam Variable Trust - Putnam                                 1                     $32,000
            VT Global Asset Allocation Fund
Putnam Master Income Trust                                     7                     $280,000
Putnam Premier Income Trust                                   16                     $680,000
Putnam Master Intermediate                                     4                     $160,000
            Income Trust
Putnam Diversified Income Trust                               66                     $2,828,000
==================================================================================================================

==================================================================================================================
Putnam Convertible                                             1                     $64,000
            Opportunities and Income Trust
Putnam Asset Allocation Funds -                               11                     $480,000
            Growth Portfolio
Putnam Asset Allocation Funds -                               21                     $900,000
            Balanced Portfolio
Putnam Asset Allocation Funds -                                7                     $320,000
            Conservative Portfolio
Putnam Funds Trust - Putnam                                    1                     $28,000
            High Yield Trust II
Travelers Series Fund Inc.                                     3                     $120,000
            Putnam Diversified Income Portfolio
Lincoln National Global Asset                                  4                     $172,000
            Allocation Fund, Inc.
Putnam Variable Trust - Putnam                                 6                     $276,000
            VT Diversified Income Fund
Putnam High Yield Managed Trust                               23                     $988,000
Putnam High Yield Fixed Income                                10                     $440,000
            Fund, LLC
Abbott Laboratories Annuity                                    2                     $72,000
            Retirement Plan
Strategic Global Fund - High                                   9                     $400,000
            Yield Fixed Income
            (Putnam) Fund
Southern Farm Bureau Annuity
            Insurance Company                                  9                     $400,000

1 Post Office Square, 7th Floor
Boston, MA  02109
------------------------------------------------------------------------------------------------------------------
Prudential High Yield Total Return Fund, Inc.                 19                     $800,000
Prudential High Yield Fund, Inc.                              201                    $8,600,000
Prudential Distressed Securities Fund, Inc.                    9                     $400,000
The Prudential Series Fund, Inc. High Yield Bond              56                     $2,400,000
     Portfolio
100 Mulberry Street
Gateway Center Building No. 2, 3rd Floor
Mail Stop No. 04-03-01
Newark, NJ  07102
------------------------------------------------------------------------------------------------------------------
Dreyfus High Yield Strategies Fund
200 Park Avenue, 55th Floor
New York, NY  10166                                           156                    $6,680,000
==================================================================================================================